Execution Version
THIRD AMENDMENT
TO SENIOR SECURED SUPERPRIORITY
DEBTOR-IN-POSSESSION TERM LOAN CREDIT AGREEMENT

This THIRD AMENDMENT TO SENIOR SECURED SUPERPRIORITY DEBTOR-IN-POSSESSION TERM LOAN CREDIT AGREEMENT, dated as of June 1, 2023 (this “Third Amendment”), among Virgin Orbit Holdings, Inc., a Delaware corporation and a debtor and debtor-in-possession under chapter 11 of the Bankruptcy Code (the “Borrower”), the Guarantors party hereto, Virgin Investments Limited, as Lender (in such capacity, the “Lender”), and Virgin Investments Limited, as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement (as defined below).
RECITALS
WHEREAS, the Borrower, the Guarantors, the Lender and the Administrative Agent are parties to that certain Senior Secured Superpriority Debtor-in-Possession Term Loan Credit Agreement, dated as of April 6, 2023 (as amended by that certain First Amendment to Senior Secured Superpriority Debtor-In-Possession Term Loan Credit Agreement dated as of May 1, 2023, by that certain Second Amendment to Senior Secured Superpriority Debtor-In-Possession Term Loan Credit Agreement dated as of May 15, 2023 and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”, and the Credit Agreement as amended by this Third Amendment, the “Amended Credit Agreement”); and
WHEREAS, the Borrower has requested that the Lender agree to make certain amendments and other modifications as set forth in this Third Amendment, and the Lender has agreed to such amendments and other modifications.
NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section I. Rules of Construction. The interpretive matters specified in Section 1.02 of the Credit Agreement shall apply to this Third Amendment, including to the terms defined in the preamble and recitals hereto.
Section II. Amendments to Credit Agreement. Effective as of the Third Amendment Effective Date (as defined below), the Credit Agreement is amended as follows:
a.Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Maturity Date” in its entirety as follows:
““Maturity Date” means July 24, 2023”
b.Sections 6.25(k), (l) and (m) of the Credit Agreement are hereby amended and restated in their entirety as follows:
“(k)     no later than June 12, 2023, the Bankruptcy Court shall enter the Disclosure Statement Order;”
“(l)    no later than July 20, 2023, the Bankruptcy Court shall enter the Confirmation Order; and”
“(m)     no later than July 24, 2023, the Plan Effective Date shall have occurred.”
Section III. Representations and Warranties. In order to induce the Administrative Agent and the Lender to consent to the amendments and modifications to the Credit Agreement set forth in this Third Amendment, the Borrower represents and warrants that, on and as of the Third Amendment Effective Date (as defined below), (i) immediately before and after giving effect to this Third

Amendment, no Default or Event of Default shall have occurred and be continuing and (ii) each of the representations and warranties made by any Credit Party (or by the Borrower as to itself and each of its Subsidiaries) in the Amended Credit Agreement or pursuant to any of the other Loan Documents is be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or a Material Adverse Effect) except to the extent that such representations and warranties expressly relate to an earlier date or period, in which case such representations and warranties is true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or a Material Adverse Effect) as of such earlier date or respective period.
Section IV. Effectiveness. This Third Amendment shall become effective on the first date written above (the “Third Amendment Effective Date”) upon receipt by the Administrative Agent of this Third Amendment, duly executed and delivered by the Borrower, the Guarantors party hereto and the Lender.
Section V. Confirmation of Guarantees and Security Interest. By signing this Third Amendment, each of the Borrower and the other Credit Parties hereby consents to the terms of this Third Amendment and confirms that (x) the Obligations of the Credit Parties under the Credit Agreement, as amended or otherwise modified hereby, the Collateral Agreement, the other Security Documents, the Guarantee and the other Loan Documents (i) are entitled to the benefits of the guarantees and the security interests set forth or created in the Credit Agreement, the Collateral Agreement, the other Security Documents, the Guarantee and the other Loan Documents and (ii) constitute “Obligations” for purposes of the Amended Credit Agreement, the Collateral Agreement, the other Security Documents and all other Loan Documents and (y) after giving effect to the terms hereof, the Credit Agreement (as amended hereby), the Collateral Agreement, each other Security Document and each other Loan Document are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects and, except as specifically modified under Section II hereof, the terms of this Third Amendment shall not affect in any way its obligations and liabilities under any Loan Document (including, without limitation, the guaranty and any grant of security interests and pledges pursuant to the Credit Agreement, the Collateral Agreement, any other Security Documents, the Guarantee or any other Loan Document) to which it is a party (as such Loan Documents are amended or otherwise expressly modified by this Third Amendment). Each of the Borrower and the other Credit Parties party hereto hereby ratifies and confirms that all Liens granted, conveyed or assigned to the Collateral Agent by such Person pursuant to any Security Document or any other Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations.
Section VI. Reference To and Effect Upon the Loan Documents and DIP Orders.
(a)From and after the Third Amendment Effective Date, (i) the term “Agreement” in the Amended Credit Agreement, and all references to the Credit Agreement in any other Loan Document, shall mean the Credit Agreement as amended or otherwise modified hereby and after giving effect to all consents set forth herein, and (ii) this Third Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.
(b)This Third Amendment is limited as specified herein and shall not constitute a modification, acceptance or waiver of, or consent to modifications of or deviations from, any other provision of the Credit Agreement, any Security Document, any other Loan Document, the Interim Order or the Final Order (including paragraph 24 thereof) or a novation of existing obligations and liabilities under the Loan Documents. In addition, notwithstanding anything to the contrary in this Third Amendment, nothing herein shall, or be deemed to, amend, modify or waive any of the rights of the Committee under paragraph 21 of the Final Order or any other provisions of the Interim Order or Final Order. The Credit Agreement, as specifically amended by this Third Amendment (after giving effect to all consents set forth herein), and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
Section VII. Fees and Expenses. The Borrower hereby agrees to pay all reasonable fees and out of pocket expenses of counsel to the Administrative Agent and the Lender incurred in connection with the preparation, negotiation and execution of this Third Amendment and any other instruments and documents executed and delivered in connection herewith to the extent set forth in Section 9.05 of the

Credit Agreement and the Amended Credit Agreement and any corresponding provision contained in any Loan Documents, in each case, in accordance with the terms thereof.
Section VIII. Counterparts, Etc. This Third Amendment may be executed by one or more of the parties to this Third Amendment on any number of separate counterparts (including by electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Third Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.
Section IX. Governing Law; Submission to Jurisdiction; Consent to Service; Waivers. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AND, TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE. THE PROVISIONS OF SECTION 9.11 AND SECTION 9.13 OF THE CREDIT AGREEMENT AND HEREBY INCORPORATED BY REFERENCE AS IF FULLY SET FORTH HEREIN, MUTATIS MUTANDIS.
Section X. Headings. The headings, captions and arrangements used in this Third Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Third Amendment, nor affect the meaning thereof.
[Signature Pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Third Amendment as of the date first above written.

BORROWER:	VIRGIN ORBIT HOLDINGS, INC. By: /s/ Daniel Hart Name: Daniel Hart Title: Chief Executive Officer

SUBSIDIARY GUARANTORS:	VIECO USA, INC. By: /s/ Daniel Hart Name: Daniel Hart Title: Chief Executive Officer
VIRGIN ORBIT, LLC By: /s/ Daniel Hart Name: Daniel Hart Title: Chief Executive Officer
VIRGIN ORBIT NATIONAL SYSTEMS, LLC By: /s/ Mark Baird Name: Mark Baird Title: President
JACM HOLDINGS, INC. By: /s/ Daniel Hart Name: Daniel Hart Title: Chief Executive Officer

Signature Page to Third Amendment to DIP Credit Agreement

Acknowledged by:

ADMINISTRATIVE AGENT:	VIRGIN INVESTMENTS LIMITED By: /s/ Kerry Graziola Name: Kerry Graziola Title: Alternate Director

Signature Page to Third Amendment to DIP Credit Agreement

VIRGIN INVESTMENTS LIMITED, as Lender By: /s/ Kerry Graziola Name: Kerry Graziola Title: Alternate Director

Signature Page to Third Amendment to DIP Credit Agreement